As filed with the Securities and Exchange Commission on September 30, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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First Trust Exchange-Traded Fund III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY—DATED AS OF SEPTEMBER 30, 2021

First Trust Exchange-Traded Fund III

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

______________, 2021

Dear Shareholders:

I am writing to notify you of the upcoming joint special meetings (collectively referred to as the “Meeting”) of the shareholders of each of the funds listed above (each a “Fund” and collectively, the “Funds”), each of which is a separate series of First Trust Exchange-Traded Fund III (the “Trust”). The Meeting is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ___________, 2021, at ______ Central Time.

At the Meeting, you will be asked (1) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the “New Agreement”) among the Trust, on behalf of each Fund, First Trust Advisors L.P., as investment advisor, and Horizon Investments, LLC (“Horizon”), as investment sub-advisor and (2) to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Currently, Horizon serves as each Fund’s investment sub-advisor. As described in the accompanying Joint Proxy Statement, Horizon has entered into an agreement pursuant to which ACP Horizon Holdings L.P., an entity affiliated with Altamont Capital Partners, a private investment firm located in Palo Alto, California, will acquire a majority interest in Horizon (the “Transaction”). Subject to the satisfaction of certain conditions, the Transaction is expected to close in the fourth quarter of 2021.

The closing of the Transaction may operate as an “assignment” (as defined in the Investment Company Act of 1940, as amended) that may result in the automatic termination of, for each Fund, its existing investment sub-advisory agreement with Horizon. In anticipation of the closing of the Transaction and termination of the Funds’ existing sub-advisory agreements with Horizon, the Board of Trustees of the Trust (the “Board”) considered and approved the New Agreement. In addition, to avoid any interruption of investment sub-advisory services for a Fund in the event the Transaction closes prior to receipt of shareholder approval of the New Agreement, the Board also approved interim sub-advisory agreements with Horizon.

It is important to note that the Transaction is not expected to impact the day-to-day operations of the Funds and the portfolio managers of the Funds are expected to remain the same. Additionally, the New Agreement will not result in changes to any Fund’s investment sub-advisory fee rate or expense ratio. The Board recommends that shareholders of each Fund approve the New Agreement.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

Sincerely,

James A. Bowen
Chairman of the Board

If you need any assistance or have any questions regarding the Proposal or how to vote your shares please call the Funds’ Proxy Solicitor AST Fund Solutions LLC at (800) __________weekdays from 9:00 a.m. To 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund III

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Notice of Joint Special Meetings of Shareholders

To be held on ______________, 2021

______________, 2021

To the Shareholders of the Above Funds:

Notice is hereby given that the Joint Special Meetings of Shareholders (collectively, the “Meeting”) of the funds listed above (each a “Fund” and collectively, the “Funds”), each of which is a separate series of First Trust Exchange-Traded Fund III, a Massachusetts business trust, are scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on __________ ___, 2021, at ______ Central Time. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

Proposal 1. For each Fund, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Funds, First Trust Advisors L.P., as investment advisor, and Horizon Investments, LLC, as investment sub-advisor.

The close of business on ______________, 2021 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine
Secretary

It is important that your Shares be represented at the meeting. In order to avoid delay and to ensure that your Shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, telephone or through the internet. If you need any assistance or have any questions regarding the Proposal or how to vote your Shares, please call the Funds’ Proxy Solicitor, AST Fund Solutions, LLC, at (800) _________ weekdays from 9:00 a.m. To 10:00 p.m. Eastern Time.

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PRELIMINARY—DATED AS OF SEPTEMBER 30, 2021

First Trust Exchange-Traded Fund III

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Joint Special Meetings of Shareholders

To be held on ______________, 2021

Joint Proxy Statement

______________, 2021

This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about ____________, 2021.

This Joint Proxy Statement is furnished by the Board of Trustees (the “Board of Trustees” or the “Board”) of First Trust Exchange-Traded Fund III (the “Trust”), in connection with the solicitation by the Board of proxies to be voted at the Joint Special Meetings of Shareholders of First Trust Horizon Managed Volatility Domestic ETF ( “HUSV”), First Trust Horizon Managed Volatility Developed International ETF (“HDMV”) and First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV”; HUSV, HDMV and HSMV are each a “Fund” and collectively, the “Funds”) scheduled to be held on __________ ___, 2021, at ______ Central Time, at the Wheaton, Illinois offices of First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Joint Special Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. In light of the proposal being considered, which applies to each Fund, the Board has determined that the use of this Joint Proxy Statement is in the best interests of the Trust and the Funds.

As discussed more fully below, shareholders of each Fund are being asked to consider and vote on the proposal set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

•	For each Fund, to approve a new investment sub-advisory agreement among the Trust, on behalf of the Funds, First Trust Advisors L.P., as investment advisor, and Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”), as investment sub-advisor (“Proposal 1” or the “Proposal”).

Shareholders of each Fund will vote separately on the Proposal. The approval of the Proposal by shareholders of any one Fund is not contingent on approval by shareholders of any other Fund.

How to Vote

Shareholders may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting Scheduled to Be Held on ____________, 2021. This Joint Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/XXXXX. Each Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com. To find a report, select your fund under the “ETFs” tab, select the “News and Literature” link, and go to the “Quarterly/Semi-Annual or Annual Reports” heading. In addition, the Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P., at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 621-1675.

You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal 1: Approval of New Investment Sub-Advisory Agreement

Background and Reason for Meeting

Horizon Investments, LLC (previously defined as “Horizon” or the “Sub-Advisor”) has served as the investment sub-advisor to each Fund since the Fund’s inception. As investment sub-advisor, Horizon is responsible for, among other things, the selection and ongoing monitoring of the securities in each Fund’s investment portfolio pursuant to an investment sub-advisory agreement among the Trust, on behalf of the applicable Fund(s), the Advisor and Horizon (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). The Current Sub-Advisory Agreement applicable to HUSV and HDMV is dated as of August 22, 2016 (the “2016 Sub-Advisory Agreement”). The Current Sub-Advisory Agreement applicable to HSMV is dated as of March 16, 2020 (the “2020 Sub-Advisory Agreement”).

Horizon has entered into an agreement pursuant to which ACP Horizon Holdings L.P., an entity affiliated with Altamont Capital Partners (“ACP”), a private investment firm located in Palo Alto, California, will acquire a majority interest in Horizon (the “Transaction”). Subject to the satisfaction of certain conditions, the Transaction is expected to close in the fourth quarter of 2021 (the “Closing”).

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires, among other things, that any investment advisory agreement, including any investment sub-advisory agreement, provide for its automatic termination in the event of its “assignment.” The closing of the Transaction may operate as an “assignment” (as defined in the 1940 Act) of the Current Sub-Advisory Agreements that would result in their automatic termination. Accordingly, shareholders of each Fund are being asked to approve a new investment sub-advisory agreement among the Trust, on behalf of each Fund, the Advisor and Horizon (the “New Sub-Advisory Agreement”).

In anticipation of the Transaction, at a meeting held on September 12-13, 2021 (the “Board Meeting”), the Board of Trustees of the Trust, after careful consideration, determined that it would be in the best interests of each Fund for Horizon to continue to act as the investment sub-advisor to such Fund following the Closing. Accordingly, at the Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), approved, subject to shareholder approval, the New Sub-Advisory Agreement on behalf of each Fund. In addition, to avoid any interruption of investment sub-advisory services for a Fund in the event the Closing occurs prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, also approved interim sub-advisory agreements with Horizon (each, an “Interim Sub-Advisory Agreement”). A Fund’s Interim Sub-Advisory Agreement would be effective upon the Closing and would remain in effect (a) for 150 days following the Closing, (b) until shareholders of such Fund approve the New Sub-Advisory Agreement, or (c) unless sooner terminated as provided by the terms of the respective Interim Sub-Advisory Agreement, whichever occurs first. (See “BOARD CONSIDERATIONS” below.)

It is important to note that the Transaction is not expected to impact the day-to-day operations of the Funds and the portfolio managers of the Funds (identified below under “PORTFOLIO MANAGEMENT”) are expected to remain the same. Additionally, the New Sub-Advisory Agreement will not result in changes to any Fund’s investment sub-advisory fee rate or expense ratio.

Additional Information About Horizon, ACP Horizon Holdings, L.P. and the Transaction

Horizon, a South Carolina limited liability company which maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277, is an investment advisor registered with the Securities and Exchange Commission (“SEC”). Horizon was formed in 1995 and serves as investment advisor to investment portfolios with approximately $6.88 billion in assets which it managed as of June 30, 2021. Horizon provides investment advisory services to mutual funds, collective investment trusts, other investment advisory accounts, including separately managed accounts (SMAs), unified managed accounts (UMAs) and wrap platforms and ERISA and other retirement plan assets.

The names and principal occupations of the principal executive officers of Horizon (each with a business address of 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277) are listed below:

NAME	PRINCIPAL OCCUPATION/TITLE AT HORIZON
John Drahzal	President and Chief Executive Officer*
Stephen Terry	Head of Finance
Matthew Chambers	General Counsel and Chief Compliance Officer
Robert J. Cannon	Chief Executive Officer, Strategic Advisor and Founder**
Scott Ladner	Chief Investment Officer

____________________

* Mr. Drahzal will become the Chief Executive Officer of Horizon upon the Closing.
** After the Closing, Mr. Cannon will serve in the role of Strategic Advisor and Founder of Horizon and will step away from his position as Chief Executive Officer of Horizon.

After the Closing, Horizon will be wholly owned (through a subsidiary structure) by Horizon Parent Holdings, LLC. Horizon Parent Holdings, LLC will be majority owned and controlled by ACP Horizon Holdings, L.P. ACP Horizon Holdings, L.P. is majority owned by various Altamont investment funds (through a subsidiary structure) and its general partner, ACP Investment Fund Management, LLC. ACP Horizon Holdings, L.P. and ACP Investment Fund Management, LLC are located at 400 Hamilton Ave., Suite 230, Palo Alto, California 94301 and Horizon Parent Holdings, LLC will be located at 400 Hamilton Ave., Suite 230, Palo Alto, California 94301.

Robert J. Cannon has been the principal owner of Horizon since 1999. After the Closing, Mr. Cannon will own a minority equity interest in Horizon through Horizon Parent Holdings, LLC. In addition, each of Mr. Chambers, Mr. Terry, Mr. Ladner and Mr. Drahzal currently has a minority interest in Horizon and will continue to own minority equity interests in Horizon through Horizon Parent Holdings, LLC after the Closing. Further, although Mr. Cannon is currently the sole manager of Horizon, following the Closing, Horizon will be managed by a Board of Managers comprised of seven members that will include Mr. Cannon and six members appointed by ACP.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. During the three-year period immediately following the consummation of the Transaction, it is anticipated that at least 75% of the Trustees will not be “interested persons” (as defined in the 1940 Act) of Horizon. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment adviser, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. Horizon will not impose or seek to impose on any Fund any “unfair burden” as a result of the Transaction.

Similar Funds Advised/Sub-Advised by Horizon

The following information was provided by Horizon regarding registered funds for which Horizon acts as investment advisor and which have an investment objective similar to that of one or more of the Funds (“Similar Funds”):

Name of Similar Fund	Approximate Assets as of September 27, 2021	Contractual Rate of Compensation Paid to Horizon (Based on Average Daily Net Assets)*
Horizon Active Asset Allocation Fund	$723.6 million	0.99%
Horizon Active Risk Assist® Fund	$1,132.5 million	0.99%
Horizon Active Dividend Fund	$128.7 million	0.75%
Horizon Defined Risk Fund	$246.1 million	0.80%
Horizon U.S. Defensive Equity Fund	$121.9 million	0.80%
Horizon ESG Defensive Core Fund	$145.0 million	0.75%

____________________

*Each Similar Fund is subject to an expense limitation agreement whereby Horizon agrees to waive advisory fees or, if necessary, reimburse expenses of the Similar Fund to ensure that the Similar Fund stays below its respective expense cap.

Portfolio Management

Michael Dickson, Ph.D., Scott Ladner and Steven Clark Ph.D. serve as the portfolio managers to each Fund and are primarily and jointly responsible for the day-to-day management of each Fund. It is expected that they will continue to serve as portfolio managers to the Funds following the Closing.

Portfolio Managers

Michael Dickson, Ph.D.

Dr. Dickson serves as Director of Structured Financial Solutions for Horizon, which he joined in March 2015. He focuses on new product development and innovation, and supports Horizon’s investment process through the development of quantitative methods and strategies. Dr. Dickson received his Ph.D. in Finance from the University of North Carolina at Charlotte (“UNC Charlotte”), specializing in the areas of return predictability, portfolio optimization and factor models. He received his B.S. in Chemistry from Winthrop University and his M.S. in Economics from UNC Charlotte.

Scott Ladner

Mr. Ladner serves as Head of Risk for Horizon, where he provides trading, risk management and quantitative expertise to several of the firm’s strategies, with a particular emphasis on building Horizon’s Risk Management suite of products, as well as its capabilities within the alternative and absolute return investment space. Prior to Horizon, Mr. Ladner helped launch an equity index volatility and dispersion trading unit at PEΔK6 Investments in Chicago, a proprietary listed option trading firm. Previously at First Union/Wachovia, Mr. Ladner founded and ran the equity swap and forwards portfolio while also managing equity option and volatility portfolios. He also co-founded and managed the Risk Arbitrage and Special Situations portfolio. Mr. Ladner then managed the notional swaption and cap/floor portion of the bank’s interest rate derivatives portfolio. Mr. Ladner received his B.A. in Economics and Russian Language & Literature from the University of North Carolina at Chapel Hill.

Steven Clark, Ph.D.

Dr. Clark serves as Managing Director of Structured Financial Solutions for Horizon. He is also an Associate Professor of Finance at UNC Charlotte, where he conducts research in the areas of mathematical finance, derivative securities, asset pricing, and financial econometrics. His work at Horizon focuses on volatility forecasting models, dynamic factor models, and other quantitative methods. Dr. Clark has a Ph.D. in Mathematical Sciences (with a concentration in applied probability and stochastic modeling) and a Ph.D. in Applied Economics (with a concentration in financial economics), both from Clemson University.

The Current Sub-Advisory Agreements

As noted above, Horizon has served as the investment sub-advisor to each Fund since its inception. Set forth below is information pertaining to the Current Sub-Advisory Agreements.

Fund	Date of Current Sub-Advisory Agreement	Date/Purpose of Last Submission to Shareholders	Date/Purpose of Action(s) by Board Since Beginning of Last Fiscal Year
HUSV	August 22, 2016	The Current Sub-Advisory Agreement was approved by the initial shareholder of the Fund on August 22, 2016 in connection with the launch of the Fund.	June 7, 2021; Continuation of Current Sub-Advisory Agreement.
HDMV	August 22, 2016	The Current Sub-Advisory Agreement was approved by the initial shareholder of the Fund on August 22, 2016 in connection with the launch of the Fund.	June 7, 2021; Continuation of Current Sub-Advisory Agreement.
HSMV	March 16, 2020	The Current Sub-Advisory Agreement was approved by the initial shareholder of the Fund on March 16, 2020 in connection with the launch of the Fund.	June 7, 2021; Continuation of Current Sub-Advisory Agreement

Comparison of Certain Terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreements

Below is a brief comparison of certain terms of the Current Sub-Advisory Agreements to the corresponding terms of the New Sub-Advisory Agreement. For each Fund, many of the terms of the New Sub-Advisory Agreement and the applicable Current Sub-Advisory Agreement are, in substance, the same. It should be noted, however, that there are some differences between the 2016 Sub-Advisory Agreement and the 2020 Sub-Advisory Agreement and that, as indicated below, certain provisions appearing in the 2020 Sub-Advisory Agreement, but not the 2016 Agreement, have been included in the New Sub-Advisory Agreement. With respect to each Fund, the New Sub-Advisory Agreement will have a new effective date and initial term. If approved by shareholders of a Fund, the New Sub-Advisory Agreement will become effective for such Fund upon or following such approval (but not before the Closing) and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under “Continuance.” The summary set forth below is qualified by reference to the form of the New Sub-Advisory Agreement attached to this Joint Proxy Statement as Exhibit A.

Sub-Advisory Services. For each Fund, as is the case under the applicable Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, subject to the oversight of the Board and the Advisor, Horizon will act as sub-advisor for and, among other things, manage on a discretionary basis the investment and reinvestment of the assets of the Fund allocated to it from time to time. Further, for each Fund, as is the case under the applicable Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, Horizon will be required, among other things, in all material respects, to monitor the Fund’s investments or other instruments it selects for the Fund and to comply with the provisions of the Trust’s Declaration of Trust and By-Laws and the investment objectives, policies and restrictions stated in the Fund’s most recently effective prospectus and statement of additional information (and any changes to such investment objectives, policies and restrictions as may be communicated to Horizon in writing).

Brokerage and Trade Execution. For each Fund, as is the case under the applicable Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Horizon will have no authority to select brokers or dealers or otherwise place orders for the execution of the purchase and sales of portfolio investments on behalf of the Fund, unless and until such time as the Trust, the Advisor and Horizon mutually agree that Horizon will be authorized to undertake such activities on behalf of the Fund.

Payment of Expenses. For each Fund, as is the case under the applicable Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, Horizon will agree to pay all expenses incurred by it in connection with its activities under the Agreement, but will not be responsible for interest, taxes, brokerage commissions, if any and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment-related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses or extraordinary expenses of the Fund. In addition, as explicitly stated in the 2020 Sub-Advisory Agreement (but not the 2016 Sub-Advisory Agreement), Horizon will agree under the New Sub-Advisory Agreement to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of the Agreement (even if a proposed, expected or possible assignment ultimately does not take place).

Fees. For each Fund, the compensation paid to Horizon under the applicable Current Sub-Advisory Agreement is linked to certain provisions of the applicable investment management agreement between the Trust and the Advisor (for HUSV and HDMV, the “HUSV/HDMV Management Agreement” and for HSMV, the “HSMV Management Agreement”; the HUSV/HDMV Management Agreement and the HSMV Management Agreement are each a “Management Agreement”). For each Fund, under the terms of the applicable Management Agreement, the Advisor receives an annual “unitary” management fee (the “Investment Management Fee”) calculated at a rate equal to a specified percentage of the Fund’s average daily net assets (the “Investment Management Fee Rate”), and, in exchange for such fee, subject to certain exclusions, the Advisor is generally responsible for the expenses of the Fund. As stated in the HUSV/HDMV Management Agreement, the Advisor pays all of the expenses of HUSV and HSMV, respectively, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the Investment Management Fee, interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses (collectively, the “HUSV/HDMV Expenses”). The HSMV Agreement includes an identical provision except that the enumerated exclusions also include acquired fund fees and expenses (the expenses paid by the Advisor under the HSMV Management Agreement are the “HSMV Expenses”).

Each Current Sub-Advisory Agreement provides that the Advisor will pay Horizon a sub-advisory fee (“Sub-Advisory Fee”) equal to a specified percentage (the “Sub-Advisory Fee Rate”) monthly in arrears of any remaining monthly Investment Management Fee after the average “Fund Expenses” for the average daily net assets allocated to Horizon accrued during the most recent twelve months (or shorter period during the first eleven months of the Agreement) are subtracted from the Investment Management Fee for that month. The corresponding provision of the New Sub-Advisory Agreement and applicable Sub-Advisory Fee Rates are not changing, except that the parenthetical reference to a shorter period during the first eleven months of the Agreement will not apply to the Funds given that each Fund has been in existence (and has therefore accrued Fund Expenses) for more than one year. Further, in light of the difference between the HUSV/HDMV Expenses and the HSMV Expenses identified above, the compensation section of the New Sub-Advisory Agreement includes separate provisions for (a) HUSV and HDMV and (b) HSMV. For HUSV and HDMV, the amount of Fund Expenses subtracted from the Investment Management Fee is based on the HUSV/HDMV Expenses while for HSMV, it is based on the HSMV Expenses. Further, in the New Sub-Advisory Agreement, the wording to describe HUSV/HDMV Expenses differs slightly from the corresponding description in the 2016 Sub-Advisory Agreement in light of certain adjustments that have been made to conform more closely to the HUSV/HDMV Management Agreement. Each Current Sub-Advisory Agreement and the New Sub-Advisory Agreement both specify, with respect to each applicable Fund, that if the average accrued Fund Expenses for any rolling average twelve-month period are greater than the Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the sub-advisor for such month. Further, for the avoidance of doubt, any deficit will not be carried forward for purposes of calculating the Sub-Advisory Fee for a Fund in any subsequent month. Accordingly, in general terms, taking into account the averages referred to above, the sub-advisor’s compensation depends on the amount of the Advisor’s Investment Management Fee that remains after payment of the specified amount of HUSV/HDMV Expenses or HSMV Expenses, as applicable. Set forth in the table below are, for each Fund: (a) the Investment Management Fee Rate; (b) the Sub-Advisory Fee Rate; (c) the Investment Management Fee paid to the Advisor for the fiscal year ended July 31, 2021; and (d) the Sub-Advisory Fee paid by the Advisor to Horizon for the fiscal year ended July 31, 2021.

Fund	Investment Management Fee Rate (as a percentage of average daily net assets)	Sub-Advisory Fee Rate	Investment Management Fee paid to Advisor (for fiscal year ended July 31, 2021)	Sub-Advisory Fee paid by Advisor to Horizon (for fiscal year ended July 31, 2021)
HUSV	0.70%	50%
HDMV	0.80%	50%
HSMV	0.80%	50%

Limitation of Liability. For each Fund, as is the case under the applicable Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Horizon will not be liable for, and the Trust and the Advisor will not take any action against Horizon to hold Horizon liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of Horizon’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Horizon in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Continuance. For each Fund, the Current Sub-Advisory Agreement provides that it will initially be in effect for a term of two years and provides that it may be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, no-action assurances, or other relief, rule or regulation upon which the Fund may rely). With respect to each Fund, if shareholders approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on or following the date of such approval (but not before the Closing) and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely). (The foregoing reference to an “amendment thereto” with respect to an exemptive order was included in the 2020 Sub-Advisory Agreement, but not the 2016 Sub-Advisory Agreement, and will be included in the New Sub-Advisory Agreement.)

Termination. Each Current Sub-Advisory Agreement will terminate automatically upon the Closing. As is the case under each Current Sub-Advisory Agreement, the New Sub-Advisory Agreement will provide for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) with respect to a Fund, at any time without the payment of any penalty by the Advisor or Horizon upon 60 days’ written notice to the other parties; and (3) with respect to a Fund, by the applicable Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of such Fund upon 60 days’ written notice to Horizon without the payment of any penalty. In addition, consistent with the corresponding provisions of the Current Sub-Advisory Agreements, the New Sub-Advisory Agreement will be terminable with respect to a Fund at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the applicable Fund in the event that it is established by a court of competent jurisdiction that Horizon or any of its officers or directors have taken any action that results in a breach of the material covenants of Horizon set forth in the Agreement.

Applicable Law. For each Fund, both the applicable Current Sub-Advisory Agreement and New Sub-Advisory Agreement state that such Agreement shall be construed in accordance with applicable federal law and (except as to certain limitation of liability provisions, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. Further, the 2020 Sub-Advisory Agreement provides that for the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of such Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief; the foregoing is included in the New Sub-Advisory Agreement.

Interim Sub-Advisory Agreements

As indicated above, to avoid any interruption of investment sub-advisory services for a Fund in the event the Closing occurs prior to the receipt of shareholder approval of the New Sub-Advisory Agreement, the Board has also approved the Interim Sub-Advisory Agreements with Horizon. Many of the terms of the Interim Sub-Advisory Agreements are substantially similar to those of the corresponding Current Sub-Advisory Agreements with Horizon; however, there are some differences, including, as described below, differences in provisions relating to the effective date, termination, and compensation arrangements.

If the Closing occurs before shareholders of a Fund approve the New Sub-Advisory Agreement, the Fund’s corresponding Interim Sub-Advisory Agreement will become effective upon the Closing and, unless terminated sooner in accordance with its terms, will continue to be in effect through the earlier of (a) 150 days following the Closing or (b) the date on which shareholders of such Fund approve the New Sub-Advisory Agreement. In addition, each Interim Sub-Advisory Agreement may be terminated by the applicable Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days’ written notice.

With respect to each Fund, if its Interim Sub-Advisory Agreement were to become effective, the rate of compensation that would be paid to Horizon under the Interim Sub-Advisory Agreement would be the same as that paid to Horizon under the corresponding Current Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement would be held in an interest-bearing escrow account with the applicable Fund’s custodian or another bank designated by such Fund. If the New Sub-Advisory Agreement were approved by shareholders of the Fund by the end of the 150-day term of the corresponding Interim Sub-Advisory Agreement, the amount in the escrow account (including interest earned) would be paid to Horizon. However, if shareholders of the Fund did not approve the New Sub-Advisory Agreement by such date, Horizon would be paid, out of the escrow account, the lesser of: (i) any costs incurred by Horizon in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) for the Fund; or (ii) the total amount in the escrow account (plus interest earned) held on behalf of the Fund.

Board Considerations

The Board of Trustees, including the Independent Trustees, unanimously approved (1) the Interim Sub-Advisory Agreements and (2) the New Sub-Advisory Agreement on behalf of the Funds. The Interim Sub-Advisory Agreements and the New Sub-Advisory Agreement are collectively referred to as the “Agreements.” The Board approved the Agreements at a meeting held on September 12–13, 2021. The Board determined for each Fund that the approval of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Sub-Advisor currently serves as investment sub-advisor to each Fund pursuant to the applicable Current Sub-Advisory Agreement. In July 2021, the Sub-Advisor announced that it had entered into an agreement pursuant to which ACP Horizon Holdings L.P., an entity affiliated with Altamont Capital Partners (previously defined as “ACP”), would acquire a majority interest in the Sub-Advisor (previously defined as the “Transaction”). The Board was informed that the consummation of the Transaction, which is expected to occur in the fourth quarter of 2021, may operate as an “assignment” of the Current Sub-Advisory Agreements under the 1940 Act, and as a result the Current Sub-Advisory Agreements would terminate pursuant to their terms and the requirements of the 1940 Act. The Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Funds by the Sub-Advisor following the consummation of the Transaction. The Board noted that the New Sub-Advisory Agreement will be submitted to shareholders of each Fund for their approval and that the Interim Sub-Advisory Agreement for each Fund would become effective only if shareholders of that Fund do not approve the New Sub-Advisory Agreement prior to the consummation of the Transaction and would remain in effect until the earlier of 150 days from the consummation of the Transaction or shareholder approval of the New Sub-Advisory Agreement.

On August 9, 2021, counsel to the Independent Trustees provided the Sub-Advisor with a request for information regarding the Transaction and its expected impact on the Sub-Advisor. Following receipt of materials provided by the Sub-Advisor in response to the request, counsel to the Independent Trustees requested certain clarifications and supplements to the materials provided. At an executive session held on September 9, 2021, as well as at the meeting held on September 12–13, 2021, the Board, including the Independent Trustees, discussed the Transaction and reviewed the materials provided by the Sub-Advisor that, among other things, outlined the structure and details of the Transaction and the Transaction’s expected impact on the Sub-Advisor’s management of the Funds under the Agreements.

To reach its determination in approving the Agreements for each Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted that, based on the information provided by the Advisor and the Sub-Advisor, any differences in the terms and conditions of each Agreement, including the effective and termination dates and any provisions of the Interim Sub-Advisory Agreements required by Rule 15a-4 under the 1940 Act, and the terms and conditions of the corresponding Current Sub-Advisory Agreement were immaterial to the Sub-Advisor’s management of the Funds. The Board considered that the information provided by the Sub-Advisor in response to the Independent Trustees’ request for information included statements that, outside of one senior management change, there would be no other employee changes at the Sub-Advisor contemplated in connection with the Transaction; that the portfolio managers for the Funds would stay in place, and the resources available to the portfolio managers for managing the Funds would remain the same; that the sub-advisory fee rate for each Fund would remain the same; and that the Transaction would not result in any diminution in the nature, quality and extent of the services provided to the Funds by the Sub-Advisor. In addition, representatives of the Sub-Advisor joined the September 2021 Board meeting and discussed the Transaction with the Board.

The Board also considered that it had last approved the Current Sub-Advisory Agreements for the Funds during the annual contract renewal process that concluded at the Board’s June 6–7, 2021 meeting. Given the Sub-Advisor’s representations that there would be no changes in the services provided to the Funds as a result of the Transaction, that any differences in the terms of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreement were immaterial to the Sub-Advisor’s management of the Funds and that, except as discussed in the response to the Independent Trustees’ August 9, 2021 request relating to the Transaction, the Board could continue to rely on the materials provided by the Sub-Advisor in connection with the June 2021 renewal of the Current Sub-Advisory Agreements, the Board determined that its prior considerations in approving the renewal of the Current Sub-Advisory Agreements remained relevant. The Board noted that, in reviewing and renewing the Current Sub-Advisory Agreements:

•                The Board considered the nature, extent and quality of the services provided by the Sub-Advisor and that the Sub-Advisor actively manages each Fund’s investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to each Fund by the Sub-Advisor were satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with the Fund’s investment objective, policies and restrictions.

 •                The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the unitary fee payable under the Fund’s investment advisory agreement. The Board received and reviewed information showing the sub-advisory fee rate for each Fund as compared to fees charged to other clients of the Sub-Advisor.

•                The Board considered performance information for each Fund. The Board noted the process that it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2020 to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds, each assembled by Broadridge Financial Solutions, Inc., an independent source.

•                The Board considered the Sub-Advisor’s statements to the effect that it is difficult to know if or precisely when measurable economies of scale will be achieved for the Sub-Advisor and that the Sub-Advisor presumes expenses related to providing services will remain approximately the same over the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board noted that the Sub-Advisor is not responsible for coordinating execution of Fund trades and that the only known fall-out benefit the Sub-Advisor receives from managing the Funds is publicity related to managing an ETF in a closely monitored sector of the ETF universe. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the June 2021 renewal of the Current Sub-Advisory Agreements, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Shareholder Approval and Required Vote

To become effective with respect to a Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The “vote of a majority of the outstanding voting securities” of a Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions will have the effect of a vote against the Proposal.

Shareholders of each Fund will vote separately on the Proposal. The approval of the New Sub-Advisory Agreement by shareholders of any one Fund is not contingent upon shareholder approval of the New Sub-Advisory Agreement with respect to any other Fund. If the New Sub-Advisory Agreement is approved by shareholders of a Fund, it will be implemented by such Fund. If shareholders of a Fund do not approve the New Sub-Advisory Agreement for their Fund, the Board will take such action as it deems to be in the best interests of that Fund.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Funds’ proxy solicitor, AST Fund Solutions, LLC at (800) ______________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that Shareholders of each Fund vote to approve the New Sub-Advisory Agreement.

Additional Information

General Information—Solicitation of Proxies

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Funds, as well as certain related services, at a cost which is expected to be a total of approximately $__________. This cost will be borne by Horizon and ACP. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement will be borne by Horizon and ACP. Horizon and ACP will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Funds.

The Meeting and Voting Rights

The Meeting is scheduled to be held on __________ __, 2021, at ______ Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting.

Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

A list of shareholders of record of each Fund entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Advisor, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the applicable Fund during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership to inspect the list of shareholders of a Fund.

Use and Revocation of Proxies

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its shares in person, or by timely submitting a revocation or a later-dated proxy.

Quorum Requirements and Adjournments

Shareholders of each Fund will vote separately on the Proposal. Under the Trust’s By-Laws, a quorum for the transaction of business at the Meeting with respect to a Fund is constituted by the presence in person or by proxy of the holders of at least thirty-three and a third percent (33-1/3%) of the voting power of the outstanding shares of the respective Fund entitled to vote at the Meeting. For each Fund, for purposes of establishing whether a quorum is present, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions, are counted.

If a quorum is not present with respect to a Fund, the person presiding thereat may adjourn the Meeting with respect to such Fund to a designated time and place. In addition, in the event that a quorum is present with respect to a Fund but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned to a designated time and place when such adjournment is approved by the vote of holders of shares of such Fund representing a majority of the voting power of the shares of such Fund present and entitled to vote with respect to the Proposal, and voting on the adjournment.

Shares Outstanding

Only holders of record of shares at the close of business on __________ __, 2021 (the “Record Date”) are entitled to vote on the Proposal at the Meeting. Set forth in the table below is the number of shares of each Fund outstanding as of the Record Date.

FUND	SHARES OUTSTANDING AS OF RECORD DATE
HUSV
HDMV
HSMV

Share Ownership of Certain Beneficial Owners

As of the Record Date, no person is known by the Trust to have beneficially owned more than 5% of the shares outstanding of any Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to beneficial ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of any Fund’s shares outstanding.

NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	% OF OUTSTANDING SHARES BENEFICIALLY OWNED
	Shares	%
	Shares	%
	Shares	%
	Shares	%

Share Ownership of Trustees and Executive Officers

The number of shares of each Fund beneficially owned as of December 31, 2020 by (a) the Trustees (including the Independent Trustees and the Trustee who is not an Independent Trustee (the “Interested Trustee”)) and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

NAME	HUSV	HDMV	HSMV
Interested Trustee
James A. Bowen	3,000	0	0
Independent Trustees
Richard E. Erickson	0	0	0
Thomas R. Kadlec	0	0	0
Robert F. Keith	0	0	0
Niel B. Nielson	0	0	0
Trustees and Executive Officers as a Group	3,000	0	0

As of December 31, 2020, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, beneficially owned less than 1% of the total shares outstanding of each Fund.

Investment Advisor and Certain Other Service Providers

First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as each Fund’s investment advisor and, as such, is responsible for, among other things, various services necessary for the management of each Fund’s portfolio. First Trust Advisors also provides fund reporting services to each Fund for a flat annual fee. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust Advisors, the Chairman of the Board and the sole Interested Trustee of the Trust. In light of his interest in and role with the Advisor, given that the Advisor is a party to the New Sub-Advisory Agreement, Mr. Bowen may be deemed to have an interest in the Proposal. As noted above, the Advisor pays the Sub-Advisory Fee. (See “Comparison of Certain Terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreements—Fees” above.)

First Trust Portfolios L.P., an affiliate of the Advisor, is the principal underwriter of each Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Brown Brothers Harriman & Co., each Fund’s custodian, administrator, fund accountant and transfer agent, is located at 50 Post Office Square, Boston, Massachusetts 02110.

Delivery of Certain Documents

The Trust will furnish, without charge, a copy of each Fund’s annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of a Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Funds do not hold annual shareholders’ meetings, the anticipated date of a Fund’s next shareholders’ meeting (if any) cannot be provided. Shareholders of a Fund who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before a Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposal, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders of one or more Funds arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the applicable Fund(s).

__________________, 2021

It is important that your Shares be represented at the meeting. In order to avoid delay and to ensure that your Shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, telephone or through the internet. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Funds’ Proxy Solicitor, AST Fund Solutions, LLC, at (800) _________ weekdays from 9:00 a.m. To 10:00 p.m. Eastern Time.

Exhibit A

Form of New Sub-Advisory Agreement

Investment Sub-Advisory Agreement

This Investment Sub-Advisory Agreement (this “Agreement”), made as of [__________], 2021, by and among the First Trust Exchange-Traded Fund III, a Massachusetts business trust (the “Trust”), First Trust Advisors L.P., an Illinois limited partnership (the “Manager”) and a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Horizon Investments, LLC, a South Carolina limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

Whereas, the Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets;

Whereas, the First Trust Horizon Managed Volatility Domestic ETF and First Trust Horizon Managed Volatility Developed International ETF are each a series of the Trust as set forth in Schedule A (the “2016 Funds”);

Whereas, subsequent to the 2016 Funds, the Trust also authorized and offered the First Trust Horizon Managed Volatility Small/Mid ETF, an additional series of the Trust (the “2020 Fund”) as set forth in Schedule B;

Whereas, the Trust may offer shares in additional series and such series may hereafter be made applicable to this Agreement and set forth on Schedule B (each a “Future Fund”), which may be amended from time to time to add such Future Funds by mutual agreement of the Trust, the Manager and the Sub-Adviser (each such Future Fund together with the existing 2016 Funds and 2020 Fund being herein referred to each as a “Fund” and collectively, the “Funds”);

Whereas, the Trust has retained the Manager to serve as the investment adviser for the 2016 Funds pursuant to an Investment Management Agreement with an effective date for the 2016 Funds as set forth on Schedule A hereto (as such agreement may be modified from time to time, the “2016 Management Agreement”);

Whereas, the Trust has retained the Manager to serve as the investment adviser for the 2020 Fund pursuant to an Investment Management Agreement with an effective date as set forth on Schedule B hereto (as such agreement may be modified from time to time, the “2020 Management Agreement” and together with the 2016 Management Agreement, each is a “Management Agreement”);

Whereas, each Management Agreement provides that the Manager may, subject to certain requirements, appoint one or more sub-advisers at its own cost and expense for the purpose of furnishing certain services required under the respective Management Agreement;

Whereas, pursuant to the 2016 Management Agreement, the respective 2016 Fund will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to an annual rate of such 2016 Fund’s average daily net assets as set forth in such 2016 Management Agreement and reflected on Schedule A hereto (the “2016 Investment Management Fee”), and the Manager shall pay all of the expenses of each 2016 Fund of the Trust (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any) but excluding the fee payment under the Management Agreement, interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses (collectively, the “2016 Fund Expenses”);

Whereas, pursuant to the 2020 Management Agreement, the 2020 Fund and Future Funds will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to an annual rate of the applicable Fund’s average daily net assets as set forth in such 2020 Management Agreement and reflected on Schedule B hereto (the “Investment Management Fee”), and the Manager shall pay all of the expenses of the 2020 Fund and applicable Future Funds of the Trust (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any) but excluding the fee payment under the Management Agreement, interest, taxes, brokerage commissions, acquired fund fees, if any and expenses and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses (collectively, the “Fund Expenses”); and

Whereas, the Trust and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for each Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. The Trust and the Manager hereby appoint the Sub-Adviser to serve as sub-adviser to each Fund and to provide certain investment sub-advisory services to each Fund for the period and on the terms set forth in this Agreement and Schedule A or Schedule B, as applicable. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation set forth herein and in Schedule A or Schedule B, as applicable. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, a Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, a Fund or the Manager.

2. Services to Be Performed.

(a) Subject always to the oversight of the Trust’s Board of Trustees (the “Board of Trustees”) and the Manager, the Sub-Adviser will act as sub-adviser for and manage on a discretionary basis the investment and reinvestment of the assets of each Fund allocated to the Sub-Adviser from time to time, furnish an investment program in respect of, make investment decisions for, report such investment decisions to the Manager and if authorized under Section 3 hereof, place all orders (either directly or through the Manager) for the purchase and sale of securities and other assets for the respective Fund’s investment portfolio, all on behalf of such Fund and consistent with such Fund’s currently effective registration statement on Form N-1A as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (i) satisfy any applicable fiduciary duties it may have to the applicable Fund, (ii) monitor a Fund’s investments or other instruments selected for the Fund by the Sub-Adviser, (iii) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, (iv) comply with (A) the investment objectives, policies and restrictions stated in the applicable Fund’s most recently effective prospectus and statement of additional information, (B) such other investment objectives, policies, restrictions or instructions as the Manager or the Trust’s Board of Trustees may communicate to the Sub-Adviser in writing, and (C) any changes to the objectives, policies, restrictions or instructions required under the foregoing (A) and (B) as communicated to the Sub-Adviser in writing, and (v) provide assistance in connection with the valuation of portfolio assets held by the respective Fund as reasonably requested by the Manager or the respective Fund. The Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review the investment objectives, policies and restrictions of the applicable Fund and to consult with each other regarding the investment affairs of such Fund. Each Fund or the Manager shall provide the Sub-Adviser with current copies of the Trust’s Declaration of Trust, the Trust’s By-laws, the respective Fund’s prospectus and statement of additional information and any amendments thereto, and any policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

(b) The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for a Fund as they may reasonably request. In no instance will a Fund’s portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager or the Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

(c) For purposes of complying with Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the “First Trust Fund Complex”) or an affiliated person of a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), concerning transactions for a Fund or any fund in the First Trust Fund Complex in securities or other fund assets. In addition, with respect to a fund in the First Trust Fund Complex with multiple sub-advisers, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the fund’s portfolio as may be determined from time to time by the Board of Trustees or the Manager, and shall not consult with the sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of the fund’s portfolio concerning transactions for the fund in securities or other assets. Notwithstanding the foregoing, the provisions in this paragraph do not apply to the consultations between the Sub-Adviser and any sub-adviser retained by the Sub-Adviser pursuant to Section 7 hereunder.

(d) The Sub-Adviser further agrees that it:

(i) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(ii) will (A) conform in all material respects to all applicable rules and regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”) and any other applicable regulatory authority, (B) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Sub-Adviser in writing, and (C) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities;

(iii) will report to the Manager and to the Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the respective Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

(iv) will prepare and maintain such books and records with respect to a Fund’s assets and other transactions for the Fund’s investment portfolio as required for registered investment advisers performing such services under applicable law, the Fund’s compliance policies and procedures or as otherwise requested by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board of Trustees or the Manager may request. Such records prepared and maintained by the Sub-Adviser as required hereunder shall be open to inspection at all reasonable times by the Manager or the Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for a Fund are the property of the Fund and the Sub-Adviser will surrender promptly to such Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940 or other applicable law; and each Fund and the Manager agree that the Sub-Adviser is entitled to use, present and retain records (or copies thereof) for the investment performance of each Fund (or portion thereof managed by the Sub-Adviser), both as a stand-alone performance record or as part of one or more performance composites of the Sub-Adviser, as the Sub-Adviser may determine from time to time during and after the termination of this Agreement; and

(v) will monitor the pricing of portfolio assets, and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of a Fund, and will notify the Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund’s investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets in the portfolio. In addition, the Sub-Adviser will, at the Manager’s reasonable request, provide assistance to the Manager in connection with evaluating the impact that such an event may have on the net asset value of a Fund and in determining a recommended fair value of the affected investment or investments.

(e) The Sub-Adviser shall have no obligation or right to make decisions or take other action with respect to proxies, tender offers or other corporate actions regarding investments the Sub-Adviser has recommended, it being understood that the Manager shall have such right and responsibility unless reserved by a Fund. Notwithstanding the foregoing, the Sub-Adviser will advise the Manager and/or the Fund, upon request, with respect to proxies, tender offers and other corporate actions regarding securities or other assets in the portion of the Fund’s portfolio that was allocated to the Sub-Adviser in sufficient time to permit the Manager or the Fund to take appropriate action with respect to such portfolio investments. Similarly, the Sub-Adviser shall have no responsibility or obligation with respect to filing of claims or other documents in any class action lawsuits relating to investments held or previously held by the Fund.

3. Brokerage and Trade Execution. The Sub-Adviser will have no authority to select brokers or dealers or otherwise place orders for the execution of the purchase and sales of portfolio investments on behalf of any Fund, unless and until such time as the Trust, the Manager and the Sub-Adviser mutually agree that the Sub-Adviser will be authorized to undertake such activities on behalf of a Fund. If, and only to the extent that, the Board of Trustees and the Manager grant the Sub-Adviser such authority in the future, the following provisions of this Section 3 will apply:

(a) Unless otherwise provided by the Manager, the Sub-Adviser is authorized to select and enter into agreements with the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for a Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the respective Fund and to the extent permitted by and in conformance with applicable law (including if applicable Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or a Fund, or be in breach of any obligation owing to the Trust or a Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the value of the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the respective Fund, as to which it exercises investment discretion.

(b) In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of a Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, each Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities, assets or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

(c) A Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions set forth herein, provided that no such policy or procedure shall bind the Sub-Adviser until it has been communicated by the Fund or the Manager in writing to the Sub-Adviser. The Manager shall provide reasonable advance notice to the Sub-Adviser of such policies and procedures and any amendments thereto.

4. Custody. Each Fund’s assets shall be maintained in the custody of its designated bank custodian or custodians or such other entities as permitted under applicable law. The Sub-Adviser will not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or Manager. Any assets added to the Fund shall be delivered directly to the Fund’s custodians, and the Sub-Adviser shall have no liability for the acts or omissions of any such custodians, except for a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

5. Cross Trades. The Sub-Adviser will not arrange purchases or sales of securities or other assets between a Fund and other accounts advised by the Sub-Adviser or its affiliates unless (i) such purchases or sales are in accordance with applicable law (including, if applicable, Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (ii) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (iii) the Board of Trustees has approved these types of transactions.

6. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement; provided, however, the Sub-Adviser will not be responsible for interest, taxes, brokerage commissions, if any and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment-related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses or extraordinary expenses of any Fund. Further, the Sub-Adviser agrees to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of doubt, without limiting the immediately preceding sentence, if there is a termination (or possible or anticipated termination) of this Agreement as a result of an assignment (or possible or anticipated assignment), then the Sub-Adviser shall bear, without limitation, (a) the expenses and costs incurred in connection with preparing, printing, filing and mailing an information statement or proxy statement, as applicable and (b) if relevant, solicitation and other costs associated with the use of a proxy statement.

7. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, amendment thereto, no-action assurances or other relief, rule or regulation upon which the Fund may rely) and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to a Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the respective Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

8. Compensation.

(a) For Funds on Schedule A, the following applies. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the “Sub-Advisory Fee”) equal to the percentage set forth in Schedule A (the “Sub-Advisory Fee Rate”) monthly in arrears of any remaining monthly 2016 Investment Management Fee paid to the Manager by the respective Fund for the average daily net assets of the respective Fund allocated to the Sub-Adviser after such Fund’s average 2016 Fund Expenses for the average daily net assets allocated to the Sub-Adviser accrued during the most recent twelve months are subtracted from such 2016 Investment Management Fee for that month. If the average accrued 2016 Fund Expenses for such Fund for any rolling average twelve-month period are greater than such Fund’s 2016 Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the Sub-Adviser for such month. For the avoidance of doubt, any deficit will not be carried forward for purposes of calculating the Sub-Advisory Fee for a Fund in any subsequent month. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. At the request of the Sub-Adviser, the Manager shall provide the Sub-Adviser with an accounting reasonably satisfactory to the Sub-Adviser of the calculation of the Sub-Advisory Fee for a Fund. The Manager shall provide prompt advance notice to the Sub-Adviser of any change to the Manager’s compensation agreements with respect to a Fund, which change may require approval by the Board of Trustees.

(b) For Funds on Schedule B, the following applies. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee (the “Sub-Advisory Fee”) equal to the percentage set forth in Schedule B (the “Sub-Advisory Fee Rate”) monthly in arrears of any remaining monthly Investment Management Fee paid to the Manager by the respective Fund for the average daily net assets of the respective Fund allocated to the Sub-Adviser after such Fund’s average Fund Expenses for the average daily net assets allocated to the Sub-Adviser accrued during the most recent twelve months (or, with respect to a Future Fund, shorter period during the first eleven months following the applicable effective date of this Agreement) are subtracted from such Investment Management Fee for that month. If the average accrued Fund Expenses for such Fund for any rolling average twelve-month period are greater than such Fund’s Investment Management Fee for the twelfth month of such period, no Sub-Advisory Fee will be due the Sub-Adviser for such month. For the avoidance of doubt, any deficit will not be carried forward for purposes of calculating the Sub-Advisory Fee for a Fund in any subsequent month. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. At the request of the Sub-Adviser, the Manager shall provide the Sub-Adviser with an accounting reasonably satisfactory to the Sub-Adviser of the calculation of the Sub-Advisory Fee for a Fund. The Manager shall provide prompt advance notice to the Sub-Adviser of any change to the Manager’s compensation agreements with respect to a Fund, which change may require approval by the Board of Trustees.

9. Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of a Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

10. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Trust and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by a Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement. For avoidance of doubt, the Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any acts of (a) the Manager or (b) any other sub-adviser of the Fund, except for a loss in the case of the foregoing items (a) or (b) resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement. The Trust and the Manager acknowledge that the Sub-Adviser makes no warranty as to the results to be obtained with respect to the portion of the Fund allocated to it. In no case shall the Sub-Adviser be liable for any loss affecting any portion of the Fund not allocated to the Sub-Adviser except for such a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties under this Agreement.

11. Term; Termination.

(a) With respect to a Fund, this Agreement shall become effective on the applicable date set forth on Schedule A or Schedule B for the respective Fund, provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to a Fund, but only as long as such continuance is specifically approved for the respective Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the respective Fund, the Sub-Adviser may continue to serve in such capacity for such Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(b) This Agreement shall automatically terminate in the event of its assignment and may be terminated with respect to a Fund at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by a Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

(c) This Agreement may be terminated with respect to a Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

(d) The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

(e) This Agreement shall automatically terminate with respect to a Fund in the event the Management Agreement between the Manager and the Trust on behalf of the applicable Fund is terminated, assigned or not renewed. Termination of this Agreement with respect to one Fund will not terminate this Agreement with respect to the other Funds.

(f) Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 8 earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for a Fund, subject to applicable law.

12. Compliance Certification. From time to time, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by a Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

13. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or a Fund:	If to the Sub-Adviser:
First Trust Exchange-Traded Fund III, on behalf of the Funds First Trust Advisors L.P. 120 E. Liberty Drive Wheaton, Illinois 60187 Attention: Secretary	Horizon Investments, LLC 6210 Ardrey Kell Rd, Suite 300 Charlotte, NC 28277 Attention: Matt Chambers

14. Additional Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of each Fund by the Trust’s officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or a Fund by this Agreement are binding only upon the assets and property of the respective Fund, and persons dealing with the Trust or a Fund must look solely to the assets of such Fund for the enforcement of any claims.

15. Disclosure Documents. During the term of this Agreement, the Manager shall provide the Sub-Adviser with an opportunity to review and comment on the portions of prospectuses, statements of additional information, registration statements, proxy statements, reports to shareholders, advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Sub-Adviser in any way, prior to the first use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing identifying errors or omissions within seven (7) calendar days (or such shorter period as may be necessary to comply with regulatory filing deadlines, or such other time as may be mutually agreeable) after receipt thereof; provided, however, that the final form and content of all such documentation shall be acceptable to the Manager, the Fund and their respective legal counsel. The Manager shall seek to ensure that all materials described in this Section 15 prepared by employees or agents of the Manager or its affiliates that refer to the Sub-Adviser in any way are consistent with materials previously approved by the Sub-Adviser as referenced in the preceding sentence. Notwithstanding the foregoing, the Sub-Adviser’s review is not required when (i) previously approved materials are issued or re-issued, as applicable, with minor modifications, (ii) the Manager and Sub-Adviser identify materials which they jointly determine do not require the Sub-Adviser’s approval and (iii) used as required to be disclosed in the registration statement of the Fund.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

17. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

18. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

19. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust’s Declaration of Trust and other governing documents of the applicable Fund.

20. Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

21. Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. The right to a trial by jury is expressly waived to the fullest extent permitted by law.

22. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 8 are not severable.

23. Entire Agreement; Counterparts. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

24. Confidentiality. Except as expressly authorized in this Agreement or as required by applicable law, regulation or court order or as agreed between the parties, each party hereto and its affiliates (each, for purposes of this section, the “Recipient Party”) shall keep confidential and shall not use or disclose, except with the consent of the other parties hereto (each, for purposes of this section, the “Disclosing Party”), any and all non-public, proprietary or confidential information concerning the business of the Disclosing Parties and/or their affiliates or investors, or potential investors, therein obtained in connection with the services rendered under this Agreement, including, without limitation, portfolio information (the “Information”); provided, that the Recipient Party may make such disclosure to its directors, officers, partners, employees, agents, advisors, service providers, potential financing counterparties or representatives, including legal and compliance personnel (collectively, the “Representatives”) who (i) need to know the Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Information and (iii) have been advised that such Information is to be kept confidential and not used for any other purpose. In no circumstances shall the Manager use, nor shall it permit other persons to use, the Sub-Adviser’s trading data to reverse engineer or otherwise replicate the Sub-Adviser’s trading strategy and methodologies. For the avoidance of doubt, Information may be released to the public by the Manager or by a Fund on the Fund’s quarterly Form N-PORT and semi-annual Form N-CSR, more frequently if and to any extent required by applicable law or regulations or by terms of any exemptive relief granted by the SEC upon which the Fund may rely or if the Disclosing Party has received authorization from the other party. The term “Information” will not include information that (i) is or becomes publicly available other than as a result of a disclosure by the Recipient Party in violation of this section; (ii) is or becomes available to the Recipient Party or its Representatives from a source other than the Disclosing Party, which source, to the knowledge of the Recipient Party or its Representatives, does not have an obligation of confidentiality to the Disclosing Party with respect to such information; (iii) was already in the Recipient Party’s possession or the possession of its Representatives prior to receiving such information from the Disclosing Party; or (iv) is developed independently by the Recipient Party or its Representatives without use of the Information. The rights and obligations under this Section 24 shall survive the termination or expiration of this Agreement.

25. Use of the Name “Horizon”. The Trust, each Fund and the Manager acknowledge that, as between the Trust, each Fund and the Manager, on the one hand, and the Sub-Adviser, on the other hand, the Sub-Adviser owns and controls the term “Horizon” and all marks related thereto. The Sub-Adviser grants to each Fund governed by this Agreement, as amended from time to time pursuant to the terms of this Agreement, a world-wide, non-exclusive, fully-paid and royalty free license to use the name “Horizon” in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license will, upon termination of this Agreement, be automatically and without further action by the Sub-Adviser terminated, in which event the Fund shall promptly take whatever action may be necessary (including calling a meeting of its Board of Trustees) to change its name and to discontinue any further use of the name “Horizon” in the name of the Fund or otherwise. Nothing herein will prevent the Sub-Adviser from granting a license with respect to the name “Horizon” to any other party in connection with any of its other activities.

26. Sub-Adviser Marketing Material. The Sub-Adviser may refer to and generally describe its services for a Fund in advertising brochures and certain publications (other than marketing material for the Trust or the Fund), and may use the name of the Trust or the Fund in any publicity release, communication with the media or advertising subject to prior review and approval by the Trust or the Manager, such approval or denial to be communicated to the Sub-Adviser within seven (7) business days of the Manager’s receipt of such brochure or publication.

27. Survival. The provisions of Sections 6, 10, 11(f), 14, 17, 20, 21, 24, and 25 shall survive the expiration or termination of this Agreement.

In Witness Whereof, the Trust on behalf of the Funds, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.	Horizon Investments, LLC
By	By
Title:	Title:

First Trust Exchange-Traded Fund III, on
behalf of the series listed on Schedule A and Schedule B

By

Title:

Schedule A
(as of _______, 2021)

Fund(s)	Investment Management Fee Based on Annual Rate of Average Daily Net Assets of the Fund set forth in the Management Agreement	Effective Date of Management Agreement	Sub-Advisory Fee Rate	Effective Date of Investment Sub-Advisory Agreement
First Trust Horizon Managed Volatility Domestic ETF	.70%	August 22, 2016	50% of the net unitary management fee (after expenses)
First Trust Horizon Managed Volatility Developed International ETF	.80%	August 22, 2016	50% of the net unitary management fee (after expenses)

Schedule B
(as of _______, 2021)

Fund(s)	Investment Management Fee Based on Annual Rate of Average Daily Net Assets of the Fund set forth in the Management Agreement	Effective Date of Management Agreement	Sub-Advisory Fee Rate	Effective Date of Investment Sub-Advisory Agreement
First Trust Horizon Managed Volatility Small/Mid ETF	.80%	March 16, 2020	50% of the net unitary management fee (after expenses)

PRELIMINARY FORM OF PROXY CARD

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free __________ to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-_________ Monday through Friday 9 a.m. to 10 p.m. Eastern time

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND III
[INSERT NAME OF FUND]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2021

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the [INSERT NAME OF FUND] (the "Fund"), a series of First Trust Exchange-Traded Fund III, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on_______, _________, 2021, at ________ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement, each dated ________, 2021, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

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PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

[NAME OF FUND]

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Joint Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED <u>"FOR"</u> THE PROPOSAL SET FORTH BELOW

TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "<u>FOR</u>" THE PROPOSAL SET FORTH BELOW.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-_________. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on _____________, 2021. The Joint Proxy Statement is available at: www.proxyonline.com/docs/__________.

THANK YOU FOR VOTING

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PROXY ID NUMBER BAR CODE CUSIP: